                                                                Exhibit 10.3



                              PURCHASE AGREEMENT


          This PURCHASE AGREEMENT (this "Purchase Agreement") dated as of September 24, 1996 is entered into by Children's Concept, Inc., a Pennsylvania corporation (the "Company"), Fourcar, B.V. and its affiliates set forth on the signature page hereto (collectively "Fourcar"), Vulcan Ventures, Inc. ("Vulcan") and the other entities and individuals who have executed counterpart signature pages hereto as of the respective dates set forth on such signature pages (Fourcar, Vulcan and the other entities and individuals who have executed counterpart signature pages hereto are hereafter referred to as the "Purchasers").

          In consideration of the respective representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                          AUTHORIZATION AND ISSUANCE
                                 OF SECURITIES

          1.1  AUTHORIZATION OF ISSUE.

               (a) Series C Convertible Preferred Stock. The Company has duly
                   ------------------------------------
authorized the issuance and sale to the Purchasers of an aggregate of up to 750,000 shares of Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), of the Company. The designations, rights, preferences and other terms and conditions relating to the Series C Preferred Stock shall be as set forth on Exhibit A.

               (b) Series BB Convertible Preferred Stock. The Company has duly authorized the issuance to certain of the Purchasers, pursuant to Paragraph 1.2(b), of an aggregate of up to 846,412 shares of Series BB Convertible Preferred Stock, par value $.01 per share (the "Series BB Preferred Stock"), of the Company. The designations, rights, preferences and other terms and conditions relating to the Series BB Preferred Stock shall be as set forth on Exhibit B.

          1.2 ISSUANCE OF SECURITIES. Subject to the terms and conditions set forth herein, at the Closing (as defined in Paragraph 4.1) and the issuance and delivery conditions set forth in Paragraph 4.2:

               (a) The Company shall sell, and the Purchasers, except for Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), shall purchase from the Company for $22.50 per share (the "Purchase Price"), that number of shares of Series C

Preferred Stock representing the total number of shares committed by each such Purchaser as set forth on Exhibit C.

               (b) Certain Purchasers shall exchange the number of shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") held by such Purchasers, as set forth in Exhibit C, for an equal number of shares of Series BB Preferred Stock. Except as expressly provided herein to the contrary, Purchasers who exchange shares of Series B Preferred Stock for shares of Series BB Preferred Stock shall remain bound by the surviving provisions of that certain Purchase Agreement among the Company, Schlessinger and the Purchasers (as defined therein), as amended (the "Series B Purchase Agreement"). Upon receipt of certificates representing shares of Series B Preferred Stock surrendered for exchange hereunder and the issuance of corresponding shares of Series BB Preferred Stock, the Company shall cancel the surrendered shares of Series B Preferred Stock.

               (c) The Company shall sell, and DLJ shall purchase from the Company, that number of shares of Series C Preferred Stock as shall be mutually agreed to by the Company and DLJ, calculated in accordance with the terms of the letter agreement (the "Letter Agreement") dated June 10, 1996 between the Company and DLJ which shall represent full and complete payment of DLJ's financing fee in connection to the sale of shares of Series C Preferred Stock at the Closing.

          1.3 THE CONVERTED SHARES. The Company has authorized and has reserved and covenants to continue to reserve a sufficient number of its previously authorized but unissued shares of Common Stock, par value $.01 per share ("Common Stock"), to satisfy the rights of conversion of the holders of the Series C Preferred Stock and the Series BB Preferred Stock.

          1.4 THE SECURITIES. The Series C Preferred Stock and the Series BB Preferred Stock and any shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the Series BB Preferred Stock and such shares when issued are sometimes collectively referred to herein as the "Shares."

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchasers the matters set forth in this Article II:

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          2.1 ORGANIZATION, STANDING AND QUALIFICATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as currently conducted and as now proposed to be conducted, and to carry out the transactions contemplated hereby. The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction, if any, in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company's business, financial condition or results of operations. The Company has made available to Purchasers true, correct and complete copies of its Articles of Incorporation and its bylaws, in each case as amended and as in effect on the date hereof (the "Articles of Incorporation" and the "Bylaws," respectively), and has previously made available to Purchasers the Company's complete corporate minute and stock books which include all actions of the Company's Board of Directors and shareholders, whether by meeting or by written consent in lieu of a meeting.

          2.2 CAPITALIZATION. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock of which 5,065,003 shares are currently issued and outstanding, fully paid and non-assessable. The Company is authorized to issue up to 4,000,000 shares of preferred stock, $.01 par value,
(a) 1,000,000 shares of which have been designated as Series A Convertible Preferred Stock, par value $.01 per share, of which 806,559 shares are currently issued and outstanding, fully paid and non-assessable and (b) 1,000,000 shares of which have been designated as Series B Convertible Preferred Stock, par value $.01 per share of which 846,412 shares are currently issued and outstanding, fully paid and non-assessable. Except as set forth in the disclosure schedule, there are no options, warrants, rights, shareholders agreements or other instruments or agreements outstanding giving any person or entity the right to acquire any shares of capital stock of the Company.

          2.3 AGREEMENTS. Except as set forth in the disclosure schedule and except as entered into in the ordinary course of business, the Company is not a party to or bound by any material written, oral or implied contract, agreement, lease or other commitment. All of the Company's material agreements are valid, binding and enforceable against the respective parties thereto in accordance with their respective terms and the Company has no knowledge of any breach or anticipated breach of any material agreements.

          2.4 NO DEFAULTS. The Company is not in default and the transactions contemplated hereby will not result in the Company being in default (a) under
(i) the Articles of Incorporation or Bylaws, or (ii) any material written, oral or implied, contract, agreement, lease or other commitment to which the Company is a party and, to the best knowledge of the Company, the other party to such contract agreement, lease or other commitment is not in default thereunder, or
(b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign governmental department,

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commission, board, bureau, agency or instrumentality which, in the aggregate, would have a material adverse effect on the Company's business, financial condition or results of operations.

          2.5 INTELLECTUAL PROPERTY RIGHTS. The Company owns, has the right to use and, where necessary, has made proper application for the use of the name "Zany Brainy" in all jurisdictions in which the Company currently transacts business. The Company has federally registered service marks with the United States Patent and Trademark Office for the "Zany Brainy" name, the "Zany Brainy" design and the words "A Zillion Neat Things For Kids". No claim is pending or threatened to the effect that any such intellectual property owned by the Company is invalid or unenforceable by the Company.

          2.6 LITIGATION. There is no litigation or governmental proceeding or investigation pending, or to the knowledge of the Company, threatened against the Company (nor to the knowledge of the Company, any basis therefor) affecting any of its respective properties or assets. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or government agency. There are no actions or proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company), which might result, either in any case or in the aggregate, in any material adverse effect on the business, operations, affairs or condition of the Company or in any of its properties or assets, or which might call into question the validity of this Purchase Agreement, any of the Shares, or any action taken or to be taken pursuant hereto or thereto.

          2.7 TAX MATTERS. All federal, state, local and foreign tax returns and tax reports required to be filed by the Company and its subsidiaries have been filed in accordance with applicable laws with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed except for any such returns or reports as to which the consequences of any failure to file are not material for the Company and its business. All federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) required to have been paid by the Company and its subsidiaries have been fully paid or adequately provided for on the balance sheet, except for tax and liabilities arising in the ordinary course of business since February 3, 1996. There are no pending audits and the Company has not been notified by any tax authority that any such audits are contemplated.

          2.8 OFFERING MEMORANDUM. The Company has delivered to the Purchasers its Private Placement Memorandum dated July 1996 (the "Offering Memorandum"), which Offering Memorandum has been material to the Purchasers in their decision to enter into this Purchase Agreement. The description of the business, operations, products, properties and assets of the Company contained in the Offering Memorandum, the identity of all persons material to the ongoing operation of the Company's business and product development, as well as all other factual statements contained therein, are true and correct in all material respects. The financial projections attached as Exhibit 6 to the Offering

Memorandum (the "Projections") and any other estimate contained in the Offering Memorandum are derived in good faith by the Company from assumptions that are believed to be reasonable, but no representation or warranty is made regarding the accuracy of the Projections or that any other projections of future performance or results contained in the Offering Memorandum will be achieved. If the Company achieves the results contained in the Projections, the Company will not have "earnings and profits" for the 1996 fiscal year, as that phrase is defined for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          2.9 COMPLIANCE. The Company (a) has in all material respects complied with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, the Company's business or the ownership of the Company's assets, and (b) has all federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of the Company's business as currently being conducted. Such licenses and permits are in full force and effect, and (i) no violations have been recorded in respect of any such licenses or permits, (ii) no proceeding is pending or threatened to revoke or limit any thereof, and (iii) no notice of non-compliance, assessment or material change has been received by the Company.

          2.10 POWER AND AUTHORITY. The Company has the power and authority to make, deliver and perform this Purchase Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Purchase Agreement have been duly authorized by all necessary corporate actions. In addition, the issuance, sale and delivery of the Series C Preferred Stock and the issuance, exchange and delivery of the Series BB Preferred Stock in accordance with the terms of this Purchase Agreement have been duly authorized by all requisite corporate action of the Company. When issued, sold and delivered in accordance with this Purchase Agreement, the Series C Preferred Stock and the Series BB Preferred Stock issued hereunder, will be validly issued and outstanding and not subject to preemptive or any other similar rights of the shareholders of the Company or others.

          2.11 OFFERING EXEMPTION. Subject to the accuracy of the representations and warranties of Purchasers set forth under Article III of this Purchase Agreement, the offering and sale of the Series C Preferred Stock and the exchange of the Series B Preferred Stock for shares of Series BB Preferred Stock is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof, and under applicable state securities and "blue sky" laws.

          2.12 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the audited balance sheets and statements of operations and cash flows for the fiscal year ended February 3, 1996 (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods reported upon. The Financial Statements present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the period indicated and are consistent with the books and records of the Company. The Company has no material liabilities except as set forth on the Financial Statements.

          2.13 NO MATERIAL ADVERSE CHANGE. Except as set forth in the Disclosure Schedule, since February 3, 1996, there has not been and, to the knowledge of the Company, there is not threatened, any material adverse change in the financial condition, business, prospects or affairs of the Company or any material physical damage or loss to any of its properties or assets or to the premises occupied by it (whether or not such damage or loss is covered by insurance) and the Company has not taken any action outside of the ordinary course of business, including but not limited to incurring any debt, liability or obligation, purchasing or redeeming any shares of Common Stock of the Company or paying any dividends on the Common Stock of the Company. The business, condition, operations or prospects of the Company or any of its properties or assets have not been adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license or right to do business, or any other event or occurrence, whether or not insured against.

          2.14 TITLE TO ASSETS, PROPERTIES. The Company owns, or has a valid leasehold interest in, or valid license for, all assets necessary for the conduct of its business as currently conducted. All material tangible assets of the Company are in a good state of maintenance and repair and are adequate for use in the Company's business to the extent of its current operations. The Company owns no real property. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting in full force and effect. The Company's inventory is of merchantable quality, in all material respects, except to the extent that it is returnable to the vendor. Inventory returns to vendors, either as a result of lack of merchantable quality or pursuant to the terms of purchase orders, do not exceed 25% of the Company's inventory.

          2.15 COMPLIANCE WITH ALL ERISA; BENEFIT PLANS; EMPLOYEES. Except as set forth in the disclosure schedule, (i) the Company is not a party to any collective bargaining agreement or employment agreement and is not a party to any pending or threatened labor dispute, (ii) the Company does not maintain and has never maintained any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and (iii) the Company does not have any pension or profit sharing plan for the benefit of employees. There is no employee of the Company whose employment is not terminable at will.

          2.16 CONFLICTING INTERESTS. Except as set forth in the Disclosure Schedule, no director, officer or any relative or an affiliate of the foregoing has a pecuniary interest in, or loan, lease, royalty agreement or other continuing transaction with, any supplier or customer of the Company or in any other business enterprise with which the Company conducts business.

          2.17 CUSTOMERS, DEALERS AND SUPPLIERS. The Company has good working relationships with its material customers, dealers and suppliers. None of such customers, dealers or suppliers has terminated, or to the best knowledge of the Company, has threatened or given notice to terminate, its relationship with the Company.

          2.18 DISCLOSURE. To the best knowledge of the Company, this Purchase Agreement, including the Exhibits and Schedules thereto, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein not misleading. The Company has no information and knows of no fact which has or would have a material adverse effect on the Company's business which has not been disclosed to the Purchasers in the Purchase Agreement, including Exhibits and Schedules thereto.

          2.19 INSURANCE. The Company carries insurance covering its (and its subsidiaries) properties and businesses customary for the type and scope of its properties and businesses, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer.

          2.20 BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the consolidated business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

                                  ARTICLE III

                REPRESENTATION AND WARRANTIES OF THE PURCHASERS

          Each Purchaser severally represents and warrants to the Company and acknowledges, that, on the date such Purchaser purchases shares of Series C Preferred Stock:

          3.1 Such Purchaser is an "accredited investor" within the meaning of Rule 501(1) of the General Rules and Regulations under the Securities Act; and either alone or with such Purchaser's financial advisor, has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the investment to be made hereunder; and is acquiring the Series C Preferred Stock for such Purchaser's own account for investment and not with a view to the distribution thereof within the meaning of the Securities Act or resale.

          3.2 Such Purchaser (together with such Purchaser's adviser(s), if any) has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Series C Preferred Stock and to obtain any additional information, to the extent the Company was able to acquire such information without unreasonable effort or expense, necessary to (i) verify the accuracy of the information set forth in the Offering Memorandum and (ii) to evaluate the merits and risks of purchasing the shares of Series C Preferred Stock.

          3.3 Such Purchaser acknowledges that it is obligated to the Company for the entire amount committed by such Purchaser on the signature page hereto or on such Purchaser's counterpart signature page hereto, as the case may be.

          3.4 Such Purchaser understands that none of the Shares which are being purchased or otherwise issued pursuant to this Purchase Agreement have been registered under the Securities Act or the securities laws of certain states and are being offered and sold in reliance on exemptions from the registration requirements of such act and such laws. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under such act and such laws pursuant to registration or exemption therefrom. The Shares have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the Offering Memorandum.

          3.5 Such Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Purchase Agreement.

          3.6 Such Purchaser is not in default and the transactions contemplated hereby will not result in such Purchaser being in default under any material written, oral or implied contract, agreement, lease or other commitment that would have a materially adverse effect on the transactions contemplated hereby to which such Purchaser is a party.

          3.7 Such Purchaser agrees that this Purchase Agreement is enforceable against such Purchaser in accordance with its terms.

          3.8 IF A PURCHASER IS A RESIDENT OF THE COMMONWEALTH OF PENNSYLVANIA, THE PURCHASER ACKNOWLEDGES AND AGREES THAT (a) THE SECURITIES PURCHASED BY SUCH PURCHASER CANNOT BE SOLD FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF PURCHASE, EXCEPT AS PERMITTED UNDER SECTION 204.011 OF THE PENNSYLVANIA SECURITIES REGULATIONS, AND (b) PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT, EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION UNDER SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT DIRECTLY FROM AN ISSUER OR AN AFFILIATE OF AN ISSUER HAS THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER, IF ANY, OR ANY OTHER PERSON WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE

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OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT
OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THE WITHDRAWAL, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER (OR THE PLACEMENT AGENT IF ONE IS LISTED ON THE FRONT PAGE OF THE OFFERING DOCUMENT) INDICATING THE PURCHASER'S INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF THE PURCHASER IS SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD THE PURCHASER MAKE THE REQUEST ORALLY, THE PURCHASER SHOULD ASK FOR WRITTEN CONFIRMATION THAT THE PURCHASER'S REQUEST HAS BEEN RECEIVED.

          3.9 If the Purchaser is a resident of the Commonwealth of Massachusetts, such Purchaser represents that its investment will not exceed 25% of its net worth (excluding for such purposes the value of such Purchaser's principal residence and its furnishings.

          3.10 Such Purchaser, if it is an entity, is duly formed and validly existing under the laws of the jurisdiction in which such Purchaser was organized or came into existence and the execution, delivery and performance of this Purchase Agreement and the Shareholders' Agreement (as defined in Paragraph 4.1) has been duly authorized by such Purchaser and such Purchaser has not been organized for the specific purpose of acquiring the Shares being offered.

                                  ARTICLE IV

                                    CLOSING

          4.1  CLOSING.

               (a) The closing (the "Closing") shall take place simultaneously with the execution hereof at the offices of Morgan, Lewis & Bockius LLP or such other place as shall be agreed to between the Company and Fourcar and Vulcan on behalf of the Purchasers.

               (b) From time to time prior to and following the Closing, the Company may, but shall not be obligated to, offer and sell shares of Series C Preferred Stock up to an aggregate, including shares of Series C Preferred Stock sold to Purchasers, of $16,875,000 to such other purchasers as the Company may determine in its sole discretion (collectively, the "Other Purchasers"), at a price per share no less than the price per share paid by the Purchasers hereunder, at one or more subsequent closings to occur not more than 60 days after the Closing. By executing the counterpart signature page to this Purchase

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Agreement, the Purchasers hereunder agree to the inclusion of such Other
Purchasers as parties to this Purchase Agreement and the Amended and Restated Shareholders' Agreement dated May 18, 1994, as amended (the "Shareholders' Agreement"), and it shall be a condition to each subsequent closing that the Other Purchasers shall become parties to this Purchase Agreement and the Shareholders' Agreement and subject to the terms hereof and thereof. If such a subsequent closing is held, the term "Closing", as used herein, shall be deemed to apply to the initial closing and each such subsequent closing.

          4.2  THE COMPANY'S DELIVERIES.

               (a) At the Closing, the Company shall deliver to the Purchasers the legal opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, with respect to the shares of Services C Preferred Stock and Series BB Preferred Stock being issued by the Company at such Closing, in a form reasonably acceptable to counsel for the Purchasers.

               (b) As soon as practicable after the Closing, but in no event more than ten business days after the Company has filed its amended and restated Articles of Incorporation with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania, as provided in Paragraph 6.7, the Company shall deliver to the Purchasers each of the following:

               (i) A duly executed Series C Preferred Stock Certificate issued to each Purchaser for that number of shares of Series C Preferred Stock set forth opposite such Purchaser's name on Exhibit C; and

               (ii) A duly executed Series BB Preferred Stock Certificate issued to each Purchaser who, pursuant to Exhibit C, is exchanging its shares of Series B Preferred Stock for an equal number of shares of Series BB Preferred Stock, representing the number of shares of Series BB Preferred Stock to be delivered hereunder.

          4.3  PURCHASER DELIVERIES.

              (a) Each Purchaser that, prior to the Closing, was not a shareholder of the Company, shall deliver to the Company a counterpart signature page to the Shareholders' Agreement, a copy of which is attached hereto as Exhibit D; the failure to so deliver such signature page shall relieve the Company of any and all obligations to such Purchaser under this Purchase Agreement.

              (b) Each Purchaser identified on Exhibit C as exchanging shares of Series B Preferred Stock for Series BB Preferred Stock shall deliver to the Company a certificate representing the number of shares of Series B Preferred Stock to be exchanged.

                                   ARTICLE V

                              REGISTRATION RIGHTS

          5.1 DEFINITIONS. As used in this Purchase Agreement, the following terms shall have the following respective meanings:

          "Commission" means the United States Securities and Exchange
           ----------
Commission, or any other federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934 or any
           ------------
similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "IPO" means the Company's initial public offering under the Securities
           ---
Act pursuant to Form S-1 or a comparable successor form.

          "Qualified Public Offering" means a fully underwritten, firm
           -------------------------
commitment public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $15,000,000, and in which the price per share of such Common Stock equals or exceeds $12.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event).

          "Registration Expenses" means the expenses so described in Paragraph
           ---------------------
5.6.

          "Restricted Stock" means the Series C Preferred Stock and Series BB
           ----------------
Preferred Stock being issued to the Purchasers on the date hereof, and any additional shares of Common Stock issued with respect to the foregoing (by stock dividend, stock split or otherwise), excluding such shares of Common Stock which may at the time be sold pursuant to Rule 144(k) under the Securities Act (or which may be otherwise sold without restriction under the Securities Act.)

          "Securities Act" means the Securities Act of 1933 or any similar
           --------------
Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means the expenses so described in Paragraph 5.6.
           ----------------

          5.2 NOTICE OF PROPOSED TRANSFER. Subject to the limitations set forth in the Shareholders' Agreement, prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Paragraph 5.3), the shareholder wanting to make such a transfer shall give written notice ("Notice") to the Company of its intention to effect such transfer. Each Notice: (a) shall describe the manner and circumstances of the proposed transfer and shall contain an undertaking by such shareholder to furnish such other information as may be required to render the opinion referred to below; and (b) shall designate counsel for the Company, or other counsel, reasonably satisfactory to the Company, for the purpose of giving the opinion referred to below. If such shareholder shall so designate counsel other than counsel for the Company, such shareholder shall submit a copy of the Notice to the counsel designated in the Notice. If, in the opinion of the designated counsel, which, at the Company's option, need not be reduced to writing, the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act and applicable state securities or blue-sky laws, the Company, as promptly as practicable, but in any event no later than ten business days after the Company's receipt of the Notice, shall notify such shareholder and, such shareholder shall thereupon be entitled to transfer such Restricted Stock in accordance with the terms of the Notice; provided, however that no such transfer shall be allowed if otherwise prohibited by the Shareholders' Agreement. Such shareholder shall not be entitled to transfer Restricted Stock until receipt of notice from the Company under this Paragraph
5.2. Each certificate transferred as above provided shall bear a legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT AND THE RULES AND REGULATIONS THEREUNDER."

except that such certificate shall not be required to bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

          5.3  REQUIRED REGISTRATION.

               (a) The holders of at least two-thirds of the Restricted Stock held by the Purchasers may request, in writing, at any time after June 2, 1998, that the Company register under the Securities Act all or any portion of the shares of Restricted Stock held by it for sale in the manner specified in such notice.

               (b) In addition to the rights granted in subsection (a), the holders of at least two-thirds of the Restricted Stock may request in writing at any time between the second and third anniversary of the closing of an IPO that the Company register under the Securities Act all or any portion of the shares of Restricted Stock held by such Purchasers for sale in the manner specified in such notice; provided that (i) the Company shall only be obligated to honor such demand if the Company is eligible to file a registration statement on Form S-3 and (ii) in no event shall the Company be obligated to file two registration statements on behalf of the holders of Restricted Stock within any one year period. The Company shall use best efforts to timely file all reports or other material as it may be required to file pursuant to the Exchange Act. In the event that the Company ceases or fails to be eligible to file a registration statement on Form S-3 at any time between the second and third anniversary of the closing of an IPO, the rights granted to the Purchasers pursuant to this subsection (b) shall be extended from the date the Company again becomes eligible to file a registration statement on Form S-3 for a period equal to one year less the period between the second and third anniversary of an IPO during which the Company was ineligible to file a registration statement on Form S-3.

               (c) Notwithstanding anything to the contrary contained in subparagraphs (a) or (b), no request may be made under this Paragraph 5.3 within 90 days after the effective date of a registration statement filed by the Company covering an underwritten public offering.

               (d) Promptly following receipt of any notice under this Paragraph 5.3, the Company immediately shall notify all holders of Restricted Stock from whom notice has not been received that a request for registration pursuant to subparagraph 5.3(a) has been received (such notice from the Company is called a "Registration Notice") and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice (which method shall be in accordance with the following sentence) from the requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received from other holders of Restricted Stock within 20 days after the giving of a Registration Notice from the Company). Any sale or distribution shall be conducted through a broker-dealer or managing underwriter acceptable to the Company, which acceptance shall not be unreasonably withheld, or in such other manner as is reasonably acceptable to the Company.

               (e) The Company will be entitled to include in any registration statement referred to in this Paragraph 5.3, for sale in accordance with the method of disposition specified above, shares of Common Stock to be sold by the Company for its own account, and shares of any other person having registration rights with respect to Common Stock, provided that (i) the number of shares of Common Stock to be sold by the Company for its own account shall not exceed 20% of the number of shares of Restricted Stock requested to be registered by the Purchasers and (ii) to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold, the number of shares of Common Stock to be registered and sold shall be reduced as follows: First, the shares of Common Stock requested to be registered by shareholders with "piggyback" or other registration rights (other than the holders of the Restricted Stock) shall be reduced at the direction of the Company in accordance with the underwriters opinions. In the event that the elimination of all of such shares is not sufficient to reduce the number of shares of Common Stock to be registered to the number recommended by the underwriters, then the number of shares to be registered by the Company shall then be reduced (to zero, if necessary). In the event that the holders of Restricted Stock have requested more shares to be registered than recommended by the underwriters, the number of shares of Restricted Stock shall be reduced pro rata according to the number of shares requested by each such holder to be registered; provided, however, that if the number of shares of Restricted Stock requested to be registered by the Purchasers is reduced by more than 20%, then the Purchasers shall have the option to terminate the registration of the Restricted Stock pursuant to this Paragraph 5.3; provided, however, that if the Purchasers elects to so terminate, it will not be deemed to have exercised its demand right pursuant to this Paragraph 5.3. Except as provided in this subparagraph 5.3(c) and except for registration statements on Form S-8, S-4 or any successor thereto, the Company shall not file, or make any public announcement that it intends to file, with the Commission any other registration statement with respect to its equity securities, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Paragraph 5.3 until the earlier of (x) completion of the period of distribution of the registration contemplated thereby and (y) 90 days after the effectiveness of the registration statement relating thereto.

          5.4 PIGGYBACK REGISTRATION. If the Company at any time (other than pursuant to Paragraph 5.3) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-8, S-4 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 20 days after receipt of any such notice, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Paragraph 5.4 shall be the Company's underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein as follows: First, all persons (other than the Company) who have requested shares to be registered and who are not holders of registration rights shall be reduced (to zero, if necessary) in the manner provided by the Company. In the event that the number of shares of stock requested to registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall be further reduced pro rata according to the number of shares requested by each holder of registration rights to be registered. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Paragraph 5.4 without thereby incurring any liability to the holders of Restricted Stock.

          5.5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Paragraphs 5.3 and 5.4 to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement, which, in the case of an underwritten public offering pursuant to Paragraph 5.3(a) or (b), shall be on Form S-3 (provided, that in the case of Paragraph 5.3(a), if the Company does not qualify for use of Form S-3 in such registration, such registration statement shall be a Form S-1 or other available form satisfactory to the managing underwriter, if any, selected as therein provided) with respect to such securities and use best efforts to cause such registration statement to become and remain effective until the completion of the distribution. The Company will provide the Purchasers with the opportunity to review and comment on such registration statement;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subparagraph 5.5(a) and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

               (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request;

               (e) use its best efforts to list or include the Restricted Stock on the principal securities exchanges, or the Nasdaq National Market, if any, on which the Common Stock is then being traded.

               (f) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. All such individuals exercising his right under this subparagraph 5.5(f) shall execute a confidentiality agreement in a form reasonably acceptable to the Company.

          In connection with each registration hereunder, the selling holders of Restricted Stock shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Paragraphs 5.3 and
5.4 covering an underwritten public offering, the Company and each seller of Restricted Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided and any other participating underwriters in such form and containing such provisions as is reasonably satisfactory to the Company and as are customary in the securities business for such an arrangement between such underwriters and companies of the Company's size and investment stature.

          5.6 EXPENSES. All expenses incurred by the Company in complying with Paragraphs 5.3 and 5.4, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, but excluding fees and expenses of any counsel or accountants retained by holders of Restricted Stock, are called "Registration Expenses."
All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and fees and expenses of any counsel or accountants retained by holders of Restricted Stock are called "Selling Expenses."

          The Company shall pay all Registration Expenses in connection with two registration statements pursuant to Paragraph 5.3, and the Company shall pay all Registration Expenses in connection with any registration statement pursuant to Paragraph 5.4. All Selling Expenses in connection with any registration statement filed pursuant to Paragraphs 5.3 and 5.4 shall be borne by the participating sellers.

                                  ARTICLE VI

                       CERTAIN COVENANTS OF THE COMPANY

          The Company covenants and agrees that, unless the Purchasers otherwise agree in writing, for so long as the Purchasers hold at least twenty-five percent (25%) of the shares of Series C Preferred Stock being issued to the Purchasers pursuant to the terms of the Purchase Agreement:

          6.1 PRESERVATION OF FRANCHISES AND EXISTENCE. The Company shall maintain its corporate existence, rights, licenses and franchises in full force and effect; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company, as the case may be, shall in good faith determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not materially disadvantageous to the Company.

          6.2 USE OF PROCEEDS. Except as agreed to in advance in writing by the Company and the Purchasers, the net proceeds received by the Company from the sale of the Series C Preferred Stock shall be used by the Company in a manner consistent with the description set forth in the Offering Memorandum.

          6.3 FINANCIAL STATEMENTS. The Company shall maintain proper books of accounts and records and shall deliver to the Purchasers:

               (a) Quarterly Reports: As soon as available and in any event
                   -----------------
within 30 days after the end of each of the first three quarters of each fiscal year of the Company. Consolidated balance sheets of the Company and its subsidiaries as of the end of such quarter and consolidated statements of income and retained earnings and of changes in financial position of the Company and its subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year.

               (b) Annual Reports: As soon as available and in any event within
                   --------------
90 days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its subsidiaries including therein consolidated balance sheets of the Company and its subsidiaries as of the end of such fiscal year and consolidated balance sheets of the Company and its subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of changes in financial position of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, reported on by, and accompanied by an opinion of the Company's independent certified public accounting firm.

          6.4 MONTHLY REPORTS. The Company shall deliver, as soon as available and in any event within 30 days after the end of each calendar month, to each director and to each attendee at Board of Directors, meetings consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month and consolidated statements of income and retained earnings of the Company and its subsidiaries, if any, for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to monthly budgets, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied.

          6.5 INSPECTION. The Purchasers may visit and inspect any of the properties of the Company, examine its books of account, take copies and extracts therefrom and discuss the affairs, finances and accounts of the Company with the Company's officers, employees and public accountants during reasonable business hours, with a representative of the Company present, but subject to such security and safety regulations as the Company, as the case may be, have in effect generally and provided that any such inspection shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business by the Company and provided that the Purchasers shall sign appropriate undertakings of nondisclosure if the Company so requests.

          6.6 ADDITIONAL SERIES C PREFERRED STOCK. Except as expressly permitted or as required pursuant to the terms of this Agreement, the Company shall not issue any shares of Series C Preferred Stock without the prior written consent of Fourcar and Vulcan.

          6.7 CERTAIN AMENDMENTS. The Company and the Purchasers acknowledge that, prior to the Closing, the Company and certain shareholders of the Company shall have executed consents in lieu of a meeting of the Company's shareholders to duly amend the Company's Articles of Incorporation in order to, among other things, amend certain provisions relating to the preferences of the Company's Series A Preferred Stock and Series B Preferred Stock. The Company covenants that, as soon as practicable after the Closing, the Company shall provide notice of such amendment to non-consenting shareholders of the Company, and, as soon as practicable after the waiting period required under Pennsylvania law, file amended and restated Articles of Incorporation with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania.

                                  ARTICLE VII

                  CERTAIN COVENANTS AND RIGHTS OF PURCHASERS

          7.1  COVENANT NOT TO COMPETE:  CONFIDENTIALITY

               (a) Each Purchaser agrees that, unless the President or the Chief Executive Officer of the Company otherwise consents, so long as he is bound by this Purchase Agreement and for a two year period thereafter, he will not, directly or indirectly, engage in (as a principal, partner, director, officer, agent, employee, consultant, owner, independent contractor or otherwise, with or without compensation) or hold a financial interest in (i) any retailing business that primarily engages in, or plans to primarily engage in, the sale of any combination of the following children's merchandise: multimedia/educational
                             ----------
merchandise, books, educationally-oriented or specialty-market games and toys, audiotapes, videotapes, computer software products and arts and crafts supplies (the "Company's Merchandise Assortment") and has more than 3,000 square feet of retail selling space in any one store or (ii) any retailing business that dedicates more than 15% of its retail selling space to any combination of the Company's Merchandise Assortment and has more than 7,500 square feet of retail selling space dedicated to such merchandise. The preceding sentence shall not apply to (A) the ownership of five percent (5%) or less of the shares of any class of equity securities of a company whose securities are traded on a national securities exchange or the Nasdaq National Market, (B) any investment in Kid Source, Inc. or (C) as shall be mutually agreed upon by the parties in a separate agreement. Each Purchaser acknowledges that the restrictions contained in this subparagraph, in view of the nature of the business in which the Company is engaged, are reasonable and necessary in order to protect the legitimate interests of the Company, and that any violation thereof would result in irreparable injuries to the Company, entitling the Company to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Company may be entitled. If any of the provisions in this subparagraph shall for any reason be held to be excessively broad as to duration, area or scope, it shall be construed by limiting and reducing it, so as to be valid and enforceable to the fullest extent compatible with the applicable law or the determination by a court of competent jurisdiction.

               (b) From and after the date hereof, each Purchaser agrees to maintain the confidentiality of, and not use for any purpose unrelated to the business of the Company, all information that it receives from or about the Company, other than information which (i) is or becomes generally available to the public other than as a result of a disclosure by such Purchaser, (ii) is already in such Purchaser's possession, provided that such information is not subject to another confidentiality agreement with, or other legal or fiduciary obligations of secrecy or confidentiality to the Company, or (iii) becomes available to such Purchaser on a nonconfidential basis from a person unrelated to the Company who is under no obligation of confidentiality to the Company.

          7.2 PREEMPTIVE RIGHTS. Each time the Company proposes to issue any shares of its Common Stock or securities convertible into Common Stock (hereafter the "New

Issue Securities"), the Company shall first offer the New Issue Securities to the Purchasers in accordance with the following provisions:

               (a) The Company shall give a notice to its Purchasers (the "First Notice"), stating (i) its intention to issue the New Issue Securities, (ii) the number of such shares or amount of New Issue Securities to be issued and (iii) the consideration for which it proposes to issue the New Issue Securities.

               (b) By notice given to the Company within twenty (20) days after the First Notice, any Purchaser may elect to purchase, for the consideration and on the terms specified in such notice, up to that proportion of the New Issue Securities which equals the proportion that the number of Shares (as that term is defined in the Shareholders' Agreement) held by such Purchaser bears to the total number of Shares on a fully converted and fully diluted basis.

               (c) The preemptive right contained in this Paragraph shall not include the issuance or sale of securities of the Company, as duly approved by the Board of Directors, (i) to employees in connection with their employment,
(ii) to Directors of the Company or (iii) to any independent contractor in connection with the performance by such independent contractor of services on behalf of the Company.

                                  ARTICLE VII

                                 MISCELLANEOUS

          8.1 AMENDMENTS, CONSENTS AND WAIVERS. This Purchase Agreement may not be changed, modified or discharged orally, nor may any waiver or consent be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing and, except as provided in the following sentence, signed by the person against which enforcement thereof is sought.
This Purchase Agreement may be amended and any of its restrictions or provisions may be waived only with the consent of the Company and holders of a majority of the shares of Series C Preferred Stock held by Purchasers. Written consent of the holders of a majority of shares of Series C Preferred Stock held by Purchasers, or by the holder of a valid proxy to vote a majority of shares of Series C Preferred Stock held by Purchasers, shall constitute the agreement, consent and approval of Purchasers for all purposes of this Purchase Agreement.

          8.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein shall survive the execution and delivery of this Purchase Agreement until the earlier of a Qualified Public Offering or the end of the Company's fiscal year ending January 31, 1998.

          8.3 TERM OF AGREEMENT. Unless terminated sooner by unanimous agreement in writing of the Company and the Purchasers, this Agreement shall terminate upon receipt by the Company of the proceeds from a distribution of equity securities of the Company in a Qualified Public Offering; provided,
                                                                 --------
however, that Article V and Paragraph 7.1 of Article VII shall survive the
-------
termination of this Agreement.

          8.4 COPY OF AGREEMENT TO BE KEPT ON FILE. The Company shall keep on file at its principal executive offices, and will exhibit to any Purchaser or its duly authorized representative at any and all reasonable times, an executed copy of this Agreement and all amendments thereto.

          8.5 STOCK CERTIFICATES TO BE MARKED WITH LEGEND. All certificates representing shares purchased hereunder shall be marked with the following legend:

               "This certificate and the securities represented hereby are held subject to the terms, covenants and conditions of an agreement dated as of September 24, 1996 between the Company and the holder hereof, as it may be amended from time to time, and may not be transferred or disposed of except in accordance with the terms and provisions thereof. A copy of said agreement and all amendments thereto is on file and may be inspected at the principal executive offices of the Company."

          8.6 INTEGRATION AND SEVERABILITY. This Purchase Agreement and the Shareholders' Agreement shall embody the entire agreement and understanding among Purchasers and the Company and shall supersede all prior agreements and understandings relating to the subject matter hereof or thereof, except for (a) the Purchase Agreement dated as of June 3, 1994 by the Company, Schlessinger and the Purchasers (as defined therein), as amended, and (b) the Purchase Agreement dated as of June 28, 1995 by the Company, Schlessinger and the Purchasers (as defined therein).

          8.7 SUCCESSORS AND ASSIGNS. All representations and warranties in this Purchase Agreement or any certificate delivered pursuant hereto by or on behalf of Purchasers and the Company shall bind and inure to the benefit of the respective personal representatives, successors and assigns of such party hereto, except where the context otherwise requires.

          8.8 NOTICES AND OTHER COMMUNICATIONS. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express or by other messenger, or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid and addressed as set forth below:

                    (a)  If to Purchasers:

                    To the address currently listed for such Purchaser in the Company's records or such address as is set forth on the counterpart signature pages hereto.

                    With a copy to:

                    Sokolow, Dunaud, Mercadier & Carreras
                    1211 Avenue of the Americas, 43rd Floor
                    New York, New York 10036-8701
                    Attn:  Jean-Francois Carreras, Esquire

                    (b)  If to the Company:

                    Children's Concept, Inc.
                    308 East Lancaster Avenue
                    Wynnewood, Pennsylvania 19096
                    Attention:  Keith Spurgeon

                    with a copy, given in the manner
                    prescribed above, to:

                    Morgan, Lewis & Bockius LLP
                    2000 One Logan Square
                    Philadelphia, Pennsylvania  19103-6993
                    Attention:  Stephen M. Goodman, Esquire

          Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Paragraph for the giving of notice.

          8.9 GOVERNING LAW. This Purchase Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF

PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND ANY OTHER COURT OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES WITH JURISDICTION TO HEAR APPEALS FROM ANY SUCH COURT, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY TYPE WHATSOEVER ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY PARTY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO FURTHER AGREES NOT TO BRING OR PURSUE ANY SUCH SUIT, ACTION OF OTHER PROCEEDING IN ANY OTHER COURTS OR JURISDICTION.

          8.1 HEADINGS. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

          8.1 EXECUTION IN COUNTERPARTS. This Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Purchase Agreement shall become binding when one (1) or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

          8.1 GENDER, ETC. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          8.1 COSTS, EXPENSES AND TAXES. The Company agrees to pay (i) the reasonable fees and out-of-pocket expenses of McDermott, Will & Emery, special counsel for the Purchasers, with respect to the preparation, execution and delivery of this Agreement; and (ii) the reasonable out-of-pocket expenses, if any, with respect to certain due diligence matters incurred by Fourcar in connection with its investment hereto; provided, however that the fees and expenses provided in (i) and (ii) above shall not exceed $10,000. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Series C Preferred Stock and the Series BB Preferred Stock and other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          8.14 TREATMENT OF FOURCAR, B.V. AND AFFILIATES. Notwithstanding anything contained in this Purchase Agreement or the Amended and Restated Shareholders' Agreement, Fourcar, B.V., together with any entity that would be a permitted transferee of Fourcar, B.V. for purposes of Paragraph 1(b) of the Amended and Restated Shareholders' Agreement (each, a "Fourcar Affiiated Entity"), whether a party hereto or a holder of any other equity securities issued by the Company, shall be treated as one shareholder for the purposes of
(a) calculating any pro rata purchase commitment for any preemptive rights contained herein and (b) receiving any benefit due the holders of the Series C Preferred Stock. Fourcar may assign any such benefit to any Fourcar Affiliated Entity.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Purchase Agreement to be executed and delivered as instrument under seal as of the date set forth above.

                              CHILDREN'S CONCEPT, INC.

                              By:
                                 __________________________
                                 Keith C. Spurgeon
                                 President and Chief Executive Officer


PURCHASERS:

FOURCAR, B.V.

By:  _______________________________
     Yves Sisteron,
     Attorney-in-Fact


SOCIETE DE NOYANGE

By:  _______________________________
     Yves Sisteron,
     Attorney-in-Fact


ASCHLOTEN BEHEER, B.V.

By:  _______________________________
     Yves Sisteron,
     Attorney-in-Fact

BREUGELEM STIFTUNG

By:  _______________________________
     Yves Sisteron,
     Attorney-in-Fact

FUNDACION JUAN MARCH LUXEMBURGO SA

By:  ________________________________
     Yves Sisteron,
     Attorney-in-Fact


ARABELLA

By:  ________________________________
     Kevin McCarthy,
     Attorney-in-Fact

DULVERTON HOLDINGS LTD.


By:  ____________________________
     Yves Sisteron,
     Attorney-in-Fact

DEANMORE HOLDINGS LTD.


By:  ____________________________
     Yves Sisteron,
     Attorney-in-Fact

FONDATION APPOMATOX

By:  ________________________________
     Yves Sisteron,
     Attorney-in-Fact


FONDATION CONSUELO

By:  ________________________________
     Yves Sisteron,
     Attorney-in-Fact

DANIEL BERNARD

By:  _______________________________
     Yves Sisteron,
     Attorney-in-Fact


OAK INVESTMENT PARTNERS V,
  LIMITED PARTNERSHIP

By:  ________________________________
     Gerald R. Gallagher,
     General Partner of Oak Associates V,
     Limited Partnership, the General Partner
     of Oak Investment Partners V, Limited Partnership


OAK V AFFILIATES FUND

By:  _______________________________
     Gerald R. Gallagher,
     General Partner of Oak V Affiliates,
     the General Partner of Oak V Affiliates
     Fund, Limited Partnership

VULCAN VENTURES, INC.

By:  _____________________________
     William D. Savoy
     Vice President